UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2004

COVALENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21145	56-1668867
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Glenhardie Corporate Center

1275 Drummers Lane

Suite 100

Wayne, Pennsylvania 19087

(Address of principal executive offices) (Zip Code)

(610) 975-9533

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Covalent Group, Inc. Press Release dated August 10, 2004
99.2	Covalent Group, Inc. Press Release dated August 10, 2004

Item 12. Results of Operations and Financial Condition.

On August 10, 2004, Covalent Group, Inc. issued a press release reporting its financial results for the second quarter ended June 30, 2004 and a press release regarding the award of new business. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2004

COVALENT GROUP, INC.

By:	/s/ Lawrence R. Hoffman
Lawrence R. Hoffman
Executive Vice President and
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Covalent Group, Inc. Press Release dated August 10, 2004
99.2	Covalent Group, Inc. Press Release dated August 10, 2004

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